SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2014

IDEAL POWER INC.

(Exact name of registrant as specified in Charter)

Delaware	001-36216	14-1999058
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

5004 Bee Creek Road, Suite 600

Spicewood, Texas 78669

(Address of Principal Executive Offices)

512-264-1542

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following are the voting results on each matter submitted to the shareholders at the Ideal Power Inc. (the “Company”) Annual Shareholder Meeting held on May 29, 2014. The proposals below are described in detail in the Company’s Proxy Statement which was filed with the Securities and Exchange Commission on April 21, 2014. At the Annual Meeting, the following proposals were approved.

1.	The following nominees were elected to serve as directors until the election and qualification of his successor.

Nominee	For	Withheld	Broker Non-Votes
R. Daniel Brdar	2,443,644	1,950	1,554,754
William C. Alexander	2,443,644	1,950	1,554,754
Lon E. Bell	2,443,644	1,950	1,554,754
Mark L. Baum	2,443,644	1,950	1,554,754
David B. Eisenhaure	2,443,644	1,950	1,554,754

2.	The appointment of Gumbiner Savett Inc. as the Company’s independent registered public accounting firm for the year ended December 31, 2014 year was approved.

For	Against	Abstentions	Broker Non-Votes
3,967,693	31,330	1,325	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2014

IDEAL POWER INC.

By:	/s/ Timothy Burns
Timothy Burns Chief Financial Officer